Investor Presentation Third Quarter 2010 Update Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words
“anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,”
“projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-
looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:

Special Note Regarding Forward-Looking Statements
(cont.)
rapid development and intense competition in the telecommunications industry;
adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel (“Sprint”); a potential increase in our roaming rates and wireless handset subsidy costs; the potential for Sprint to build networks in our markets; federal and state regulatory fees, requirements and developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our reliance on certain suppliers and vendors; the successful completion of the pending acquisition of the FiberNet business, and the effect thereof on our business; our ability to successfully integrate the operations of the FiberNet business upon its acquisition; the failure to realize synergies and cost savings from the pending acquisition of the FiberNet business or delay in realization thereof; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K.

Company Overview

Company Overview
•
Leading provider of wireless and wireline communications services in Virginia, West Virginia,
Pennsylvania and Maryland
•
Strategies
•
Facilities based
•
Retail & Wholesale
•
Multiple products
•
Disciplined approach to capital investments
•
Leverage brand
•
Leverage common cost
•
Wireless revenue 5-year CAGR of 11%
•
Exclusive strategic wholesale Sprint agreement through July 2015
•
Wireline business includes a fiber-based CLEC with double digit strategic high-speed broadband product revenue growth and an RLEC with strong Adjusted EBITDA margins
•
Continued revenue growth fueled by investments in cell sites and fiber network upgrades and acquisitions
•
Strong growth in Free Cash Flows

PA
MD
OH
WV
KY
VA
TN
NC
Huntington
Charleston
Charlottesville
Richmond
Lynchburg
Roanoke
Hampton
Newport News
Norfolk
Virginia Beach
Portsmouth
Chesapeake
Strategic Network Alliance Area (Wholesale)
Current NTELOS Coverage

Regionally-Focused Service Provider
($ in millions)
(1) As of September 30, 2010 or for the twelve months ended September 30, 2010.
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the twelve months ended on September 30, 2009 and September 30, 2010.
•
Average of 23.0 MHz of spectrum
•
5.6 million covered POPs
•
434K
(1)
retail subscribers
•
Data ARPU growth of 37% driven by EV-DO
upgrade and expanded prepay data offerings
•
Wholesale revenues (primarily Sprint Nextel
agreement) of $113 million
•
37% YTD Adjusted EBITDA margin
Wireless ($406M Revenue / $149M Adj. EBITDA)
(1) (2)

nTelos/FiberNet
Network Map
Fibernet unique
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
Future nTelos Fiber Network
CLEC Markets
PA
OH
WV
MD
VA
KY
TN
NC
Erie
Meadville
Oil City
Youngstown
Mercer
Butler
Clearfield
State College
Pittsburgh
Greensburg
Altoona
Johnstown
Carlisle
Chambersburg
Columbus
Wheeling
Washington
Uniontown
Marietta
Morgantown
Oakland
Fairmont
Parkersburg
Clarksburg
Hagerstown
Martinsburg
Frederick
Tuscarora
Winchester
Leesburg
Ashburn
Washington DC
Ironton
Ravenswood
Point Pleasant
Spencer
Sutton
Webster Springs
Richwood
Ashland
Huntington
Charleston
Summersville
Harrisonburg
Warrenton
Culpeper
Madison
Staunton
Montgomery
White Sulphur Springs
Clifton Forge
Waynesboro
Charlottesville
Logan
Lewisburg
Covington
Beckley
Lexington
Pineville
Princeton
Salem
Troutville
Lynchburg
Richmond
Bluefield
Blacksburg
Roanoke
Radford
Tazewell
Christiansburg
Rocky Mount
Farmville
Abingdon
Wytheville
Bristol
Martinsville
Danville
South Boston
Kingsport
Johnson City
Greensboro

Wireline: Repositioning as High Speed Data Provider
(1)
($ in millions)
(1) As of September 30, 2010 or for the twelve months ended September 30, 2010.
•
Competitive Segment
•
Commercial or Institutional
Healthcare
Government
Education
Regional Banking
•
26% YoY growth in strategic broadband and
video services
•
45% Adjusted EBITDA margin
•
Integration of 2,200 fiber route mile assets of
Allegheny Energy, Inc. complete
•
Acquisition of FiberNet expected to close 4Q10
•
RLEC - Growth in Data and Video
•
98% DSL coverage with 6 MB speed
•
23% IPTV penetration of homes passed with fiber;
30%-35% penetration of neighborhoods available over
18 months
Wireline ($131M Revenue / $75M Adj. EBITDA)
(1)
Proforma for FiberNet Acquisition

$700
525
350
175
0
9% CAGR
$392
$440
$500
$536
$550
2005
2006
2007
2008
2009

$300
200
100
0
12% CAGR
$147
$172
$203
$223
$227
37%
39%
41%
42%
41%
2005
2006
2007
2008
2009

$150
75
0
20% CAGR
$58
$86
$93
$91
$119
2005
2006
2007
2008
2009

Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adj. EBITDA/
Margin %
Free Cash Flow Growth
(1) Throughout this presentation, Free Cash Flow is defined as Consolidated Adjusted EBITDA less CAPEX, exclusive of $26.7 million of fiber optics and network assets and transport and data service contract assets acquired from Allegheny Energy, Inc. on December 31, 2009.
Note: Throughout this presentation, Compound Annual Growth Rates (CAGR) presented are calculated over the period of 2005 to 2009.
Free Cash Flow
(1)

$600
400
200
0
11% CAGR
$280
$62
$217
$322
$77
$244
$378
$95
$282
$412
$4
$104
$304
$425
$5
$113
$307
2005
2006
2007
2008
2009

$200
150
100
50
0
16% CAGR
$90
$112
$142
$159
$162
32%
35%
38%
39%
38%
2005
2006
2007
2008
2009

Revenue
(1)
Network Upgrade and Data Drives Wireless
($ in millions)
Adjusted EBITDA/Margin %
(1) Refer to Form 10-K for 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008.
Retail
Wholesale
Roaming

3Q‘09 to 3Q‘10 Wireless Results
($ in millions)
Revenue Adjusted EBITDA/Margin %
Postpay subscriber revenues increased $1.2 million from 2Q’10 to 3Q’10
$69
$68 $68
$66 $66
$29
$28 $28
$28
$29
$5 $5
$8
$6 $6
$100
$104
$104
$102
$100
$0
$50
$100
3Q’09 4Q’09 1Q’10 2Q’10 3Q'10
Subscriber Wholesale Equipment/Other
$36
$38
$38
$36
$39
36%
39%
37%
38%
35%
$0
$25
$50
3Q’09 4Q’09 1Q’10 2Q’10 3Q'10
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
60%

•
NTELOS brand positioned as the best value in wireless
•
Leveraging extensive retail presence while growing indirect distribution channel
“Hub and Spoke” distribution
Branded exclusive dealers program launched
Overall refurbish of retail stores
•
Approximately 91,000 total device upgrades YTD as of 9/30/10, up 9% from 9/30/09
•
The most complete nationwide coverage with no roaming – “Same Nation. Better Price.”
•
Hagerstown and Martinsburg markets launched in 3Q’10
•
Emphasis on Postpay plans
Expansion of data products and services
Device line up includes a variety of smartphones & data-centric brands and models
Smartphone and data card penetration of postpay base 18% for 3Q’10, up from 11% in 3Q’09
•
FRAWG expansion to western markets 3Q’10
•
New Prepay pricing July 1 – ARPU for new sales up more than $3
•
Focus on churn improvement resulting in positive trends:
Churn                  .
3Q’09 4Q’09
Postpay 2.4%         2.2%
Total        3.6%         3.4%
Wireless Growth Initiatives
1Q’10 2Q’10 3Q’10
2.3%         1.8%
3.1%         3.0% 3.4%

2.1%

2010 Distribution Update
Shifting direct distribution to Postpay focused, company owned locations
Relocation of Corporate Retail locations to high profile, highly visible locations: Portsmouth,
Harrisonburg, Winchester, Military, Morgantown Mall, Huntington, Suffolk
Redesign of larger new company owned stores that incorporates brand position with hi-tech, modern look and feel
Corporate Retail overhaul – cultural change focused on Customer
Satisfaction
Training
Optimizing Full-Time/Part-Time employee usage for proper store coverage
Enhanced compensation rewards for upgrading and renewing customers
Explode Indirect Dealer channel to support higher prepay growth
New Exclusive Retailer Program (ERP)
ERP dealers expected to more than double from September 30, 2009 to year-end 2010

Feature 1X
and Value
BlackBerry
Curve 8530
Data
Card
QWERTY
Feature
EV-DO
Touch
LG Script
HTC Snap
Windows
Mobile
Novatel
MC760
Axesstel
MV440
HTC Hero
Android
Motorola
Quantico
BlackBerry
Tour 9630
Device Line-up 4Q 2010
Samsung
Stunt
LG 100
Smartphone
Novatel
MiFi
Franklin Wireless
U210
LG Ellipse
Kyocera
Torino
LG Nite
LG Wine II
Motorola
Grasp
LG Samba
Samsung
Messager
Touch
BlackBerry
Bold 9650
BlackBerry
Storm2 9550
(Nov)
Motorola
Milestone
Android
HTC  Desire
Android
LG  Axis
Android
(Nov)
Blackberry
Samsung
Profile
(Nov)

Other
Data
$75
$50
$25
$0
$57.53
$56.23
$56.29
$56.35
$57.53
$47.27
$45.49
$44.45
$43.12
$43.47
$10.26
$10.74
$11.84
$13.23
$14.06
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10

Successful Growth in Data Subscribers and Postpay ARPU
Postpay Retail ARPU
Postpay Subscribers with EV-DO
Data Devices
77%
30%
47%
59%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
6/30/08 6/30/09 6/30/10 9/30/10

30
20
10
0
$5
$4
$3
$3
$1
$22
$23
$24
$24
$26
3Q09
4Q09
1Q10
2Q10
3Q10
Calculated Revenues
Required Support to Minimum

Wireless Wholesale Revenue
(1)
Strategic Network Alliance Leverages NTELOS’ Network
•
Sprint Nextel Strategic Network
Alliance through at least July 2015
•
$9 million monthly minimum revenue
guarantee
•
Attractive contribution margin
•
Growing Usage
•
Significant growth in both home &
travel data usage since EV-DO
launched
•
Voice traffic back on the rise
•
October 2010 calculated revenues
exceeded the $9 million monthly
minimum – first time since rate reset
in July 2009
($ in millions)
Attractive Margin Revenue Stream
$27
$27
$27 $27
$27
(1) Dollars in millions, excludes roaming.

nTelos Wireline Service Area
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
Future nTelos Fiber Network
CLEC Markets
PA
OH
WV
MD
VA
KY
TN
NC
Erie
Meadville
Oil City
Youngstown
Mercer
Butler
Clearfield
State College
Pittsburgh
Greensburg
Altoona
Johnstown
Wheeling
Washington
Uniontown
Carlisle
Chambersburg
Columbus
Morgantown
Fairmont
Hagerstown
Frederick
Martinsburg
Tuscarora
Parkersburg
Clarksburg
Winchester
Leesburg
Ashburn
Washington DC
Ravenswood
Spencer
Sutton
Warrenton
Culpeper
Harrisonburg
Madison
Ashland
Huntington
Charleston
Summersville
Montgomery
Staunton
Waynesboro
Charlottesville
White Sulphur Springs
Clifton Forge
Lewisburg
Covington
Beckley
Lexington
Richmond
Princeton
Bluefield
Troutville
Lynchburg
Salem
Blacksburg
Radford
Roanoke
Christiansburg
Rocky Mount
Tazewell
Farmville
Wytheville
Abingdon
Bristol
Kingsport
Johnson City
Martinsville
Danville
South Boston
Greensboro

Greensboro, NC
(1) As of September 30, 2010 or for the twelve months ended
September 30, 2010.
($ in millions)
Data Driving Wireline Growth
(1)
Competitive
($75M Revenues / $34M Adj. EBITDA)
(1)
•
Revenue growth of 13% YoY
•
Adjusted EBITDA growth of 24% YoY
•
45% YTD Adjusted EBITDA margin
•
Strategic broadband and video revenue
growth of 21% YOY to $51 million
•
4,900 mile existing fiber network including
recently acquired 2,200 mile Allegheny
fiber network
•
3 markets launched in late 2009
•
4 markets launched by year-end 2010
•
Repositioning assets (data/video)
•
Broadband customer penetration at 55%
•
IPTV now is available to over 10,000 homes
•
Continued strong Adjusted EBITDA margin
RLEC  ($55M Revenue / $41M Adj. EBITDA)
(1)

NTELOS–FiberNet Offers Strong Combination
Strategic Benefits of a Robust Mid-Atlantic Network
Continues regional broadband acquisition strategy
Enhances position in West Virginia and accelerates growth in Pennsylvania and
Maryland with more capacity
Increases capacity and growth potential for carrier transport and fiber to the cell
Significant Financial Benefits
Free cash flow accretive day one with growth potential
Significant synergies from network operations with more diverse routes into more second tier and rural markets
Value enhancement with improved competitive position and growth profile
Stronger Regional Operations
Opportunity to extend “best-in-class” operator in West Virginia
Add key personnel resources to NTELOS’ wireline operations
Existing technology and systems can be leveraged and integrated quickly

nTelos/FiberNet Network Map
Fibernet unique
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Future nTelos Fiber Network
CLEC Markets
PA
OH
WV
MD
VA
KY
TN
NC
Erie
Meadville
Oil City
Mercer
Youngstown
Butler
Clearfield
State College
Pittsburgh
Greensburg
Altoona
Johnstown
Wheeling
Washington
Uniontown
Carlisle
Chambersburg
Columbus
Marietta
Morgantown
Oakland
Fairmont
Hagerstown
Martinsburg
Frederick
Tuscarora
Parkersburg
Clarksburg
Winchester
Leesburg
Ashburn
Washington DC
Ironton
Ravenswood
Point Pleasant
Spencer
Sutton
Webster Springs
Warrenton
Culpeper
Ashland
Huntington
Charleston
Summersville
Richwood
Harrisonburg
Madison
Staunton
Montgomery
White Sulphur Springs
Clifton Forge
Waynesboro
Charlottesville
Logan
Lewisburg
Covington
Beckley
Lexington
Richmond
Princeton
Salem
Troutville
Lynchburg
Pineville
Bluefield
Blacksburg
Radford
Roanoke
Tazewell
Christiansburg
Rocky Mount
Farmville
Abingdon
Wytheville
Bristol
Martinsville
Danville
South Boston
Kingsport
Johnson City
Greensboro

Other
6%
Voice
32%
Data / IP
62%

Data / IP
28%
Other
9%
Voice
63%

Consolidated Network
($ in millions)
NTELOS
Competitive Revenue
FiberNet Revenue
(1)
Network Overlap Map
(1)(2)
(1) FY 2009
(2) NTELOS before intercompany eliminations
Proforma for FiberNet Acquisition

$150
100
50
0
$111
$117
$122
$123
$124
$57
$61
$61
$60
$57
$17
$15
$15
$11
$11
$37
$41
$46
$52
$56
2005
2006
2007
2008
2009

$80
60
40
20
0
$62
$65
$65
$69
$72
$43
$47
$44
$44
$43
56%
56%
54%
56%
57%
$19
$18
$21
$25
$29
2005
2006
2007
2008
2009

Adjusted EBITDA/Margin%
Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
Note: Competitive - Strategic includes voice and broadband data services, IPTV video, high-capacity network access and transport services.
Competitive
- Strategic
Competitive
- Other
RLEC Competitive
RLEC

40
$
20
0
CAGR 26%
2005
2006
2007
2008
2009
Data/IP
Transport/Wireless Transport

17.2%
28.0%
37.6%
45.8%
53.1%
2005
2006
2007
2008
2009

14.4%
20.7%
25.0%
28.9%
31.8%
32.4%
32.9%
33.5%
34.6%
35.2%
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Penetration
Transport/Data/IP Revenue
Competitive Growth Drivers
($ in millions)
Video – Neighborhoods open in 1Q`08
Broadband – Customer Penetration
(1) Revenue before intercompany eliminations
(1)
$14.7
$19.8
$24.8
$30.8
$36.8

$40
20
0
$31
$33
$33
$34
$14
$14
$13
$14
$3
$3
$3
$3
$14
$16
$17
$17
4Q'09
1Q'10
2Q'10 (1)
3Q'10 (1)

$20
10
0
$18
$19
$19
$20
58%
56%
58%
58%
4Q'09
1Q'10
2Q'10 (1)
3Q'10 (1)

Adjusted EBITDA/Margin% Revenue
Wireline YTD ‘10 over YTD ‘09 Strong, Stable Cash Flow
($ in millions)
(1) Includes contributions from acquisition of certain Allegheny fiber optic and network assets and related transport and data service contracts on 12/31/09.
Competitive
- Strategic
Competitive
- Other
RLEC
(1)
(1)

Financial Overview

$119
$91
$93
$86
$58
$133
$0
$20
$40
$60
$80
$100
$120
$140
2005 2006 2007 2008 2009 LTM
9/30/10
Free Cash Flow Consolidated CapEx
($ in millions)
Accelerating Consolidated Free Cash Flow
$41
$32
$37
$31
$35
$18
$20
$21
$25
$33
$31
$36
$8
$6
$7
$9
$20
$28
$41
$59
$22
$20
$10
$84
$110
$132
$87
$89
$108
$0
$25
$50
$75
$100
$125
$150
2005 2006 2007 2008 2009 LTM
9/30/10
Wireless Wireline Other Discretionary
(1)
(1)
Includes incremental EVDO investment and strategic fiber builds.
(2)
Includes approximately $11M for a new wireless prepaid billing platform and a web portal.
2005 - LTM: 23% CAGR
(2)

($ in millions)
(1) Debt balances and related ratios are based on actual debt outstanding.  Refer to Form 10-K for the year ended December 31, 2009 for carrying basis of debt obligations which are reported net of unamortized original issuance discounts.
(2) Pro forma cash reflects reduction in cash for estimated FiberNet purchase cost and related fees of approximately $173 million.
(3) Pro forma LTM 9/30/10 reflects FiberNet adjusted EBITDA of $26.0 million, before synergies of $7 million to $9 million expected to be achieved during the year following the completion of integration.
Capitalization

PF LTM
2008 2009 LTM 9/30/10 9/30/10
1st lien senior secured credit facility
(1)
606.5 $       633.4 $       753.3 $           753 $
Capital Leases 1.4 $            1.5 $           1.8 $                 2 $
Revolver - $            - $           - $                 - $
Total Debt 607.9 $       634.9 $       755.1 $           755 $
Cash
(2)
65.7 $          51.1 $         188.8 $           16 $
Net Debt (total Debt less Cash) 542.2 $       583.8 $       566.3 $           739 $
Adjusted EBITDA 223.2 $       227.1 $       217.2 $           243 $
(3)
Net Debt Leverage Ratio 2.4x 2.6x 2.6x 3.0x
(3)

Consistently Strong Financial Performance
Numerous Catalysts for Sustainable Topline Growth
Focused on Long-Term Net Income and Free Cash Flow Growth
Diversified Business Model
Network Upgrade Drives Wireless Growth
Data Revenue Growth
High-Margin Wholesale Revenue
Strong Performing and Growing Regional Wireline Business Focused on
Data Transport and IP based Services
Scalable Systems for Continued Expansion
Experienced Management Team
Successful acquisition integration track record
Summary

Appendix

Adjusted EBITDA Reconciliation
($ in millions)
9-months ended:
2005 2006 2007 2008 2009 9/30/10
Consolidated
Operating Income $53 $61 $100 $115 $130 $94
Depreciation and Amortization 83 85 97 103 92 65
Capital and Operational Restructuring
Charges 15 - - - - -
Accretion of Asset Retirement Obligations 1 1 1 1 1 1
Advisory Termination Fees - 13 - - - -
Gain on Sale of Assets (9) - - - - -
Secondary Offering Costs - - 1 - - -
Equity Based Compensation 4 13 4 3 3 4
Acquisition Related Charges - - - - - 1
Voluntary Early Retirement  and Workforce Reduction Plans - - - 1 1 -
Adjusted EBITDA $147 $173 $203 $223 $227 $165

Adjusted EBITDA Reconciliation
($ in millions)
9-months ended:
2005 2006 2007 2008 2009 9/30/10
Wireless
Operating Income $32 $53 $71 $85 $97 $69
Depreciation and Amortization 57 58 70 73 63 43
Voluntary Early Retirement  and Workforce Reduction Plans - - - - 1 -
Accretion of Asset Retirement Obligations 1 1 1 1 1 1
Adjusted EBITDA $90 $112 $142 $159 $162 $113
Wireline
Operating Income $36 $39 $38 $41 $43 $34
Depreciation and Amortization 25 26 27 27 29 23
Voluntary Early Retirement  and Workforce Reduction Plans - - - 1 - -
Adjusted EBITDA $61 $65 $65 $69 $72 $57

ARPU Reconciliation
($ in thousands, except for subscribers and ARPU data)
Nine  Months Ended:
Three  Months Ended:
September 30, 2009 September 30, 2010 September 30, 2009 September 30, 2010
Average Revenue per Handset/Unit (ARPU)
1
(amounts in thousands except for subscribers and ARPU)
Operating Revenues 135,686 $                134,267 $                416,351 $             404,140 $
Less: Wireline and other operating revenue (31,460) (33,895) (94,061) (100,120)
Wireless communications revenue
104,226 100,372 322,290 304,020
Less: Equipment revenue from sales to new customers (1,525) (1,695) (4,408) (6,296)
Less: Equipment revenue from sales to existing customers (4,788) (3,621) (14,537) (11,653)
Less: Wholesale revenue (28,507) (28,713) (89,870) (85,060)
Plus (Less): Other revenues, eliminations and adjustments 856 (276) 51 (659)
Wireless gross subscriber revenue
70,262 $                  66,067 $                  213,526 $             200,352 $
Less:  Paid in advance subscriber revenue (15,535) (13,930) (51,784) (45,583)
(Less) Plus:  Adjustments (1,121) 211 (870) 151
Wireless gross postpay subscriber revenue
53,606 $                  52,348 $                  160,872 $             154,920 $
Average subscribers 440,052 435,042 441,287 439,930
Total ARPU  53.22 $                    50.62 $                    53.76 $                  50.60 $
Average postpay subscribers 310,601 303,329 312,348 303,463
Postpay ARPU
57.53 $                    57.53 $                    57.23 $                  56.72 $
Wireless gross subscriber revenue
70,262 $                  66,067 $                  213,526 $             200,352 $
Less: Wireless voice and other feature revenue
(57,942) (49,845) (177,686) (154,455)
Wireless data revenue
12,320 $                  16,222 $                  35,840 $                45,897 $
Average subscribers 440,052 435,042 441,287 439,930
Total Data ARPU
9.33 $                     12.43 $                    9.02 $                   11.59 $
Wireless gross postpay subscriber revenue
53,606 $                  52,348 $                  160,872 $             154,920 $
Less: Wireless postpay voice and other feature revenue (44,047) (39,557) (133,228) (119,300)
Wireless postpay data revenue
9,559 $                    12,791 $                  27,644 $                35,620 $
Average postpay subscribers 310,601 303,329 312,348 303,463
Postpay data ARPU
10.26 $                    14.06 $                    9.83 $                   13.04 $
(1)
Average monthly revenues per subscriber/unit with service, or ARPU, is an industry metric that measures service revenues per period divided by the weighted average number of subscribers with service during that period. ARPU as defined may not be similar to ARPU measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s statement of operations. The Company closely monitors the effects of new rate plans and service offerings on ARPU in order to determine their effectiveness.  ARPU provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the Company’s performance in attracting and retaining high value customers.

Summary of Operating Results
($ in thousands)
Nine Months Ended:
Three Months Ended:
(1) First quarter 2010 includes a $0.9 million charge related to severance benefits pursuant to an executive employment agreement. Please see Form 8-K filed with the SEC on March 12, 2010 for additional information. First quarter 2009 includes a one-time cash payment of $1.0 million to James A. Hyde, NTELOS' then newly hired president and COO.
September 30, 2009 September 30, 2010 September 30, 2009 September 30, 2010
Operating Revenues
Wireless PCS Operations 104,226 $                  100,372 $                322,290 $                  304,020 $
Subscriber Revenues 69,060 65,983 212,438 199,920
Wholesale/Roaming Revenues, net 28,507 28,713 89,870 85,060
Equipment Revenues 6,313 5,316 18,945 17,949
Other Revenues 346 360 1,037 1,091
Wireline Operations
RLEC 14,395 13,933 43,543 41,595
Competitive Wireline 16,944 19,851 50,154 58,148
WirelineTotal 31,339 33,784 93,697 99,743
Other 121 111 364 377
135,686 $                  134,267 $               416,351 $                  404,140 $
Operating Expenses
Wireless PCS Operations 65,106 $                    63,956 $                 196,363 $                  191,090 $
Cost of Sales and Services
Cost of Sales -Equipment 8,509 7,246 27,323 21,622
Cost of Sales -Access & Other 11,389 9,669 33,228 28,283
Maintenance and Support 15,004 15,870 44,005 46,266
Customer Operations 24,938 25,301 75,016 76,517
Corporate Operations 5,266 5,870 16,791 18,402
Wireline Operations
RLEC 3,326 3,428 10,792 11,028
Competitive Wireline 9,446 10,687 29,129 31,669
WirelineTotal 12,772 14,115 39,921 42,697
Other
1
1,170 1,112 5,041 5,274
79,048 $                    79,183 $                 241,325 $                  239,061 $
Adjusted EBITDA (a non-GAAP Measure)
Wireless PCS Operations 39,120 $
37.5%
36,416 $
36.3%
125,927 $                  112,930 $
Wireline Operations
RLEC 11,069
76.9%
10,505
75.4%
32,751 30,567
Competitive Wireline 7,498
44.3%
9,164
46.2%
21,025 26,479
WirelineTotal 18,567 59.2% 19,669 58.2% 53,776 57,046
Other
1  (1,049) (1,001) (4,677) (4,897)
56,638 $                    41.7% 55,084 $                 41.0% 175,026 $                  165,079 $
Capital Expenditures
Wireless PCS Operations 7,759 $                      9,669 $                   42,381 $                    29,754 $
Wireline Operations
RLEC 3,636 2,411 10,498 7,904
Competitive Wireline 5,914 5,339 21,270 22,429
WirelineTotal 9,550 7,750 31,768 30,333
Other 4,161 2,291 16,863 7,445
21,470 $                    19,710 $                 91,012 $                    67,532 $
Wireless PCS Operations 31,361 $                    26,747 $                 83,546 $                    83,176 $
Wireline Operations
RLEC 7,433 8,094 22,253 22,663
Competitive Wireline 1,584 3,825 (245) 4,050
WirelineTotal 9,017 11,919 22,008 26,713
Other
(5,210) (3,292) (21,540) (12,342)
35,168 $                    35,374 $                 84,014 $                    97,547 $
(before depreciation & amortization, asset impairment charges, accretion of asset retirement obligations, equity based compensation, acquisition related charges and charges from voluntary early retirement and workforce reduction plans, a non-GAAP Measure of operating expenses)
Adjusted EBITDA less Capital Expenditures
(a non-GAAP measure)
1
1